This copy of the document filed as an Exhibit excludes certain identified information because such information is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed. Omissions are designated by the symbol […***…]. Attachment to Letter Agreement No. WJE-PA-05310-LA-2101485 LEAP-1B27 Engines Page 1 MODEL 737-8200 PERFORMANCE GUARANTEES FOR ALLEGIANT AIR, LLC SECTION CONTENTS 1 AIRCRAFT MODEL APPLICABILITY 2 FLIGHT PERFORMANCE 3 SOUND LEVELS 4 AIRCRAFT CONFIGURATION 5 […***…] 6 […***…] 7 […***…]

P.A. No. 5130 AERO-B-BBA4-M21-0161A SS21-0144 BOEING PROPRIETARY 1 AIRCRAFT MODEL APPLICABILITY The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 737-8200 Aircraft […***…]. 2 FLIGHT PERFORMANCE 2.1 […***…] 2.1.1 […***…] 2.1.2 […***…] 2.2 […***…] […***…] 2.3 […***…] […***…] 2.4 […***…] […***…] 2.5 […***…] 2.5.1 […***…] […***…] 2.5.2 […***…] […***…] 2.5.3 […***…] […***…] 2.5.4 […***…] […***…]

P.A. No. 5130 AERO-B-BBA4-M21-0161A SS21-0144 BOEING PROPRIETARY 2.5.5 […***…] […***…] 2.5.6 […***…] […***…] 2.5.7 […***…] […***…] 3 […***…] 3.1 […***…] 3.1.1 […***…] […***…] 4 AIRCRAFT CONFIGURATION 4.1 The guarantees contained in this Attachment are based on the Aircraft configuration as defined in D019A008, Revision Y, "Configuration Specification, Model 737-7, 737-8, 737-8200, 737-9, 737-10", dated December 18, 2020, plus any changes mutually agreed upon or otherwise allowed by the Purchase Agreement to be incorporated into the Customer’s Detail Specification (herein referred to as the Detail Specification). Appropriate adjustment will be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance, sound levels, and/or weight and balance of the Aircraft. Such adjustment will […***…]. 4.2 The […***…]payloads of […***…] and the specified payload of the […***…] will be adjusted by Boeing for the effect of the following on OEW in its […***…] with […***…]: (1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement. (2) The difference between the component weight allowances given in Appendix E of the Detail Specification and the actual weights.

P.A. No. 5130 AERO-B-BBA4-M21-0161A SS21-0144 BOEING PROPRIETARY 5 […***…] 5.1 […***…]. 5.2 The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the 737-8200 Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 67, dated March 31, 2021. 5.3 In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in paragraphs 3.1 or 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, […***…]will be appropriately modified to reflect any such change. 5.4 […***…] 5.5 […***…] 5.6 […***…]. 5.7 […***…]. 5.8 […***…]. 5.9 […***…]. 6 […***…] 6.1 Compliance […***…], the Aircraft configuration of Section 4 and the guarantee […***…]. Guarantee compliance will be shown for the units listed first, not for the units shown in parentheses. 6.2 Compliance with […***…] 6.3 Compliance with […***…]. 6.4 Compliance with […***…]. 6.5 Compliance with […***…].

P.A. No. 5130 AERO-B-BBA4-M21-0161A SS21-0144 BOEING PROPRIETARY 6.6 […***…]. 6.7 The data derived from tests will be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices […***…]. 6.8 Compliance will be based on the performance of the airframe and engines in combination, and will not be contingent on the engine meeting its manufacturer's performance specification. 7 […***…] The […***…] applicable to the Aircraft are those set forth in this Attachment.